                                                                 EXHIBIT 10.1(f)


                     FIRST AMENDMENT TO MANAGEMENT AGREEMENT
                          OF CINEMARK PARTNERS II, LTD.


         This Amendment to Management Agreement (the "Amendment") is entered into as of January 5, 1998 by and between Cinemark USA, Inc., a Texas corporation ("Manager") and Cinemark Partners II, Ltd., a Texas limited partnership ("Owner").

                                    RECITALS:

         A. Owner and Manager are parties to that certain Management Agreement effective as of September 1, 1994 (the "Original Agreement").

         B. The parties hereto desire to amend the Original Agreement in accordance with the terms of this Amendment.

         C. Unless otherwise defined herein, all terms used herein shall have the same meanings as in the Original Agreement unless otherwise defined herein.

         NOW, THEREFORE, BE IT RESOLVED, that in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Section 4. Section 4 of the Original Agreement is hereby amended and restated in its entirety and shall hereinafter read as follows:

                  "4. Management Fee. The Owner shall pay Manager a management fee for providing management services for the Theatre, managing day-to-day operations of the Theatre and monitoring the business and operations of the Theatre on behalf of the Owner. The management fee shall be an amount equal to 3% of all Revenues (as such term is defined in the Management Agreement) of the Owner, as well as 3% of the Revenues from the Owner's 50% interest in the IMAX theatre, payable to Manager monthly for the Owner's preceding month's operations beginning January 1, 1998."

         2. Ratification. Except as hereby expressly amended, the Original Agreement shall each remain in full force and effect, and is hereby ratified and confirmed in all respects on and as of the date hereof.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              CINEMARK USA, INC.


                              By: /s/ Alan W. Stock
                                  --------------------------------------------
                              Name:  Alan W. Stock
                              Title: President


                              CINEMARK PARTNERS II, LTD.

                              By:  CINEMARK PARTNERS I, INC.
                                   its General Partner


                              By: /s/ Alan W. Stock
                                  --------------------------------------------
                              Name:  Alan W. Stock
                              Title: President




                                       2